Rule 482 ad
                                                                    Rule 497(e)
                                                   File Nos. 2-10653 and 811-82

[Black and white print advertisement.]
[In black type on white background is the headline:]  If You're Looking
For Performance, Consider A Fund Built on Solid Foundations.
[Below the headline running in two columns printing in smaller black type is the following text:]
[Left column] In today's unpredictable  marketplace,  the performance of real estate investments, including home-building stocks, may provide a strategic advantage.
CGM(R) Realty Fund combines the opportunity for long-term capital appreciation found in real estate investments with the convenience of a mutual fund.
Managed by Ken Heebner, CGM Realty Fund can be a welcome addition to a diversified portfolio.
[Right column] Though the Fund is down over the past 12 months,  it has been weathering the bear market with a cumulative  total return of 43.4%
from 4/1/00 through 3/31/03.*
While no one can predict future performance, maybe you should consider investing now. Call now for a prospectus and current performance information through the most recent month-end.
[A line drawing of a fencer in a box with a black and white striped background appears at the bottom of the right column (logo). To the right of the logo in a larger size print than the ad body copy is the following text:]
CGM REALTY FUND
[Below is the following text (in smaller copy):]
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA  02116
www.CGMFunds.com
[A phone number appears next and prints in a larger size than does the ad body copy.]
1-800-598-0722
[Beneath the body of the ad running the full width is a photograph of a home being built]
[Beneath the photograph in all capital letters:]
MANAGED BY KEN HEEBNER
[Beneath, running the full width is the following text in black type against a white background (slightly smaller type size than ad body copy):]

[The numbers that appear in the following copy are larger than the surrounding text and are the same size as numbers that appear in the text.]
*-7.4%, 12.8%, 3.8% and 11.3% are the average annual total returns for CGM Realty Fund for the 1-, 3- and 5-year periods ended 3/31/03 and from inception on 5/13/94 through 3/31/03. Current performance may be lower or higher. The Fund's adviser absorbed a portion of management fees and expenses from inception through 12/31/97.
Otherwise the total return for the since-inception period would be lower. This information represents past performance which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fees and expenses, call toll-free. Read it carefully before you invest or send money.
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] No-Load
Copyright 2003 CGM

                                                                    Rule 482 ad
                                                                    Rule 497(e)
                                                   File Nos. 2-10653 and 811-82

[Black and white print advertisement.]
[Upper 1/3 of the ad is a photograph of a street of residences being constructed. Below in black type on white background is the headline:] If You Want To Strengthen Your Portfolio, Consider Using a Hammer
And Nails.
[Below the headline running in two columns printing in smaller black type is the following text:]
[Left column] Real estate offers solid investment  potential.  And in today's  unpredictable  marketplace,  real estate can add welcome strength to a diversified portfolio and provide an alternative to investments compromised by lower short-term rates.
Managed by Ken Heebner, CGM(R) Realty Fund offers the potential for long-term capital appreciation along with the long-term advantages of real estate.
Though the Fund is down over the past 12 months, it has been weathering the bear
[Right  column]  market  with a  cumulative  total  return of 43.4% from
4/1/00  through  3/31/03.*  While no one can  predict future performance, maybe you should consider investing now. Call now for a prospectus and current  performance  information through the most recent month-end.
[A line drawing of a fencer in a box with a black and white striped background  appears at the bottom of the right column  (logo).  To the right of the logo in a larger size print than the ad body copy is the following text:]
CGM REALTY FUND
[Below is the following text (in smaller copy):]
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA  02116
www.CGMFunds.com
[A phone number appears next and prints in a larger size than does the ad body copy.]
1-800-598-0723
[Beneath the two columns in all capital letters:]
MANAGED BY KEN HEEBNER
[Beneath the body of the ad running the full width is the following text in black type against a white background (slightly smaller type size than ad body copy):]

[The numbers that appear in the following copy are larger than the surrounding text and are the same size as numbers that appear in the text.]
*-7.4%, 12.8%, 3.8% and 11.3% are the average annual total returns for CGM Realty Fund for the 1-, 3- and 5-year periods ended 3/31/03 and from inception on 5/13/94 through 3/31/03. Current performance may be lower or higher. The Fund's adviser absorbed a portion of management fees and expenses from inception through 12/31/97.
Otherwise the total return for the since-inception period would be lower. This information represents past performance which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fees and expenses, call toll-free. Read it carefully before you invest or send money.
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] No-Load
Copyright 2003 CGM